UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2023, the Board of Directors (the “Board”) of GameStop Corp. (the “Company”), with Ryan Cohen abstaining, unanimously appointed Mr. Cohen, as the President, Chief Executive Officer and Chairman effective immediately. Mr. Cohen is currently the Executive Chairman but will relinquish such title upon appointment as Chairman.

In satisfaction of the disclosure required by Regulation S-K Items 401(b), (d) and (e), the information contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on May 2, 2023, is incorporated by reference herein. No family relationships exist between Mr. Cohen and any of the Company’s other directors or other executive officers. There are no other arrangements between Mr. Cohen and any other person pursuant to which he was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Cohen has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Cohen will assume the role of principal executive officer from Mark H. Robinson effective immediately and his responsibilities will include the oversight of all other executive officers, including Mr. Robinson. Mr. Robinson will remain the Company’s General Counsel and Secretary, with responsibilities including administrative matters, corporate development, and legal affairs.

Mr. Cohen will not receive any compensation for serving as the Company’s President, Chief Executive Officer and Chairman. He will continue to engage in various business activities and pursuits outside of the Company.
Item 7.01    Regulation FD Disclosure.

On September 28, 2023, the Company issued a press release announcing the appointment of Mr. Cohen as its President, Chief Executive Officer and Chairman, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: September 28, 2023	By:	/s/ Mark H. Robinson
Mark H. Robinson General Counsel and Secretary